UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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the Securities Exchange Act of 1934

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SOUTHWEST GAS HOLDINGS, INC.

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On April 18, 2022, Southwest Gas Holdings, Inc. (the “Company”) issued a press release with respect to the Board of Directors’ Decision to Pursue Strategic Alternatives:

For Immediate Release

Southwest Gas Board of Directors Announces Exploration of Strategic Alternatives to Maximize Value

Confirms Receipt of Indication of Interest Well in Excess of Icahn’s Inadequate $82.50 Offer

LAS VEGAS, April 18, 2022 – Southwest Gas Holdings, Inc. (NYSE: SWX) (“Southwest Gas” or the “Company”) today announced that as a result of the receipt of an indication of interest well in excess of Carl Icahn’s (“Mr. Icahn”) $82.50 per share offer (the “Offer”), the Southwest Gas Board has authorized the review of a full range of strategic alternatives to maximize stockholder value. As part of this process, the Company will evaluate a sale of the Company, as well as a range of alternatives, including, but not limited to, a separate sale of its business units and/or pursuing the previously disclosed spin-off of Centuri. A Board committee, comprised solely of independent directors, is overseeing the process. Mr. Icahn is invited to participate in the sale process.

“As a Board, we determined that the best path forward is to explore a range of strategic alternatives, including a sale of the Company, to maximize the value of the Company on behalf of all of our stockholders,” said Michael J. Melarkey, Chair of the Board of Southwest Gas. “We plan to move forward expeditiously.”

On March 28, 2022, the Southwest Gas Board, following a thorough review with the assistance of its financial and legal advisors, unanimously determined that the revised tender offer from an affiliate of Mr. Icahn to acquire any and all outstanding common shares of the Company for $82.50 per share in cash is inadequate, structurally coercive, highly conditional, undervalues the Company and is not in the best interests of all of its stockholders.

Southwest Gas does not intend to make any further public comment regarding the exploration of alternatives until it has been completed or the Company determines that a disclosure is required. Any transaction will be subject to closing contingencies and no assurances can be given regarding the outcome or timing of the alternatives process or any transaction closing.

Lazard is serving as financial advisor to Southwest Gas and Morrison & Foerster LLP and Cravath, Swaine & Moore LLP are serving as legal advisors.

About Southwest Gas Holdings, Inc.

Southwest Gas Holdings, Inc., through its subsidiaries, engages in the business of purchasing, distributing and transporting natural gas, and providing comprehensive utility infrastructure services across North America. Southwest Gas Corporation, a wholly owned subsidiary, safely and reliably delivers natural gas to over two million customers in Arizona, California and Nevada. The Company’s MountainWest subsidiary provides natural gas storage and interstate pipeline services within the Rocky Mountain region. Centuri Group, Inc., a wholly owned subsidiary, is a strategic infrastructure services company that partners with regulated utilities to build and maintain the energy network that powers millions of homes and businesses across the United States and Canada.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 annual meeting of stockholders of Southwest Gas Holdings, Inc. (the “Company”) (the “Annual Meeting”), scheduled to be held May 12, 2022. In connection with the Annual Meeting, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company has furnished to its stockholders in connection with the Annual Meeting. The Company may furnish additional materials in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting are being made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also may obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the Company’s website at www.swgasholdings.com.

Important Information for Investors and Stockholders: This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectations with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the potential for, and the impact of, a credit rating downgrade, the costs to integrate

MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigation that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10-Q, filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation: The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and the definitive Proxy Statement on Schedule 14A filed with the SEC in connection with the Annual Meeting. Additional information regarding the interests of such potential participants is included in other relevant materials filed with the SEC.

Contacts

For investor information, contact: Boyd Nelson, (702) 876-7237, boyd.nelson@swgas.com; or Innisfree M&A Incorporated, Scott Winter/Jennifer Shotwell/Jon Salzberger, (212) 750-5833.

For media information, contact: Sean Corbett, (702) 876-7219, sean.corbett@swgas.com; or Joele Frank, Wilkinson Brimmer Katcher, Dan Katcher / Tim Lynch, (212) 355-4449.

On April 18, 2022, the Company issued a letter to Southwest Gas Corporation (“SWG”), Centuri Group, Inc. (“Centuri”) and MountainWest Pipeline, LLC (“MountainWest”) employees:

April 18, 2022

Dear Southwesters,

As you are aware, our Company has performed very well and continues to pursue opportunities to bring value to our stockholders, employees, and other stakeholders. Our Company is on a positive trajectory which will yield excellent long-term value. Recently, Southwest Gas Holdings received a letter proposing an acquisition of the Company , which is well in excess of Carl Icahn’s $82.50 per share tender offer. As part of its commitment to maximize value for all our stockholders, our Board has authorized the review of a full range of strategic alternatives.

What this means is, as part of this process, the Company will consider a range of alternatives including, but not limited to, a sale of the Company, a separate sale of its business units, and/or pursuing the previously disclosed spin-off of Centuri. Our Chairman of the Board, Michael J. Melarkey, stated, “As a Board, we determined that the best path forward is to explore a range of strategic alternatives, including a sale of the Company, to maximize the value of the Company on behalf of all of our stockholders…We plan to move forward expeditiously.” A Board committee, comprised solely of independent directors, is overseeing the process.

Your hard work and dedication to our core values have made us a strong and attractive company which has allowed us to explore these exciting opportunities. It is important to note that there will be no impact on your day-to-day role, compensation, benefits and reporting structure as we evaluate these strategic alternatives. Our customers and partners can also be assured that they can expect all of us to continue our laser focus on safety, reliability, quality and excellence in all that we do.

As an essential member of the Southwest Gas Holdings family your many contributions at work are both important and meaningful. We know you will stay focused on your work and trust that our Board and management are focused on your best interest, as well as the interest of all of our stockholders and the communities we serve.

This is certainly an exciting time for the Company. We are committed to transparency and will communicate with you again shortly.

Thank you all for all that you do to make Southwest Gas Holdings such a great Company!

1.	What does it mean that we are reviewing strategic alternatives?

•	Evaluating strategic alternatives means that we are looking at the best avenues to maximize the value of our Company.

•

As part of the process, we will consider a full range of strategic alternatives including, among other things, a sale of the whole Company, a separate sale of our business units and/or pursuing the previously announced spin-off of Centuri.

•	It’s important to understand that the process we announced today does not guarantee that we will end up in a transaction.

2.	Why now? How long will this process take?

•	We received an indication of interest to acquire the Company that we have a duty to carefully consider.

•	As a result, our Board authorized the review of a full range of strategic alternatives to maximize stockholder value.

•	While there is no timeline on the completion of the review, we plan to move forward expeditiously.

3.	Are we still moving forward with the spin-off of Centuri and integration of MountainWest?

•	While the Board is conducting the review, we are operating as normal. This means the work we are doing to integrate MountainWest and prepare for the spin-off of Centuri will continue.

4.	Is it still important that I use the WHITE proxy card to vote my shares at the 2022 Annual Meeting of Stockholders?

•

Yes, your support using the WHITE proxy card at the upcoming Annual Meeting is still important--no matter how many or how few shares you may own. Please simply discard any gold card you may receive from Carl Icahn. [We appreciate your interest in this matter and we will soon be sending reminder instructions about the voting process.]

5.	What does this mean for employees?

•	Today’s announcement has no impact on your day-to-day responsibilities.

•	We are operating as normal and are counting on everyone to remain focused on serving our customers and our communities.

6.	What should I tell customers, partners, suppliers and regulators about the announcement?

•	You can tell them that it remains business as usual for all of us at Southwest Gas.

•	There will be no changes to how we work with our customers, partners, suppliers and regulators as a result of this announcement.

•	Customers, customer rates and employee benefits are not impacted.

•	All contracts and contacts remain the same.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 annual meeting of stockholders of Southwest Gas Holdings, Inc. (the “Company”) (the “Annual Meeting”). In connection with the Annual Meeting, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company has furnished to its stockholders in connection with the Annual Meeting. The Company may furnish additional materials in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting are being made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also may obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the Company’s website at www.swgasholdings.com.

Important Information for Investors and Stockholders: This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements: This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”,“plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectations with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the potential for, and the impact of, a credit rating downgrade, the costs to integrate MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigation that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10-Q , filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation: The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and the definitive Proxy Statement on Schedule 14A filed with the SEC in connection with the Annual Meeting. Additional information regarding the interests of such potential participants is included in other relevant materials filed with the SEC.

On April 18, 2022, the Company issued a letter to SWG, Centuri and MountainWest management:

Southwest Gas Holdings Leader Communication

Overview

Thanks to leaders like you our Company has performed well, and that strong performance has attracted interest from third parties who believe our Company is heading in the right direction with strong potential for further success. As a result, Southwest Gas Holdings has received an indication of interest to purchase the Company, which is well in excess of Carl Icahn’s $82.50 per share offer. As a result, the Board of Directors has authorized the review of a range of strategic alternatives for the Company including, but not limited to, a sale of the Company, a separate sale of its business units, and/or pursuing the previously disclosed spin-off of Centuri. Any decision will be based on our commitment to provide the most value for our stockholders while ensuring the best interests of our employees, customers and other stakeholders are considered.

Your Role and Guidelines

This is an exciting time and would not be possible without the hard work and dedication of all of us. As leaders, employees look to you for guidance, communication and assurance. It is very important in your role to provide employees with information and opportunities to ask questions about this strategic process. While a formal communication will be sent to all employees, the conversations they have with their trusted leaders make a major difference. They need to know what it means for them and what is expected during this time. To prepare you, we have included in this communication talking points to help guide conversations.

Key Takeaways for Employees:

1.

The support of employees at the upcoming Annual Meet ing is still important – no matter how many shares each of us own. Please vote the WHITE proxy card and simply discard any gold card received from Carl Icahn. Reminder instructions will be sent to all stockholders.

2.	Nothing is changing right now, and business will continue as usual during this time.

3.	Our customers rely on us to provide an essential service and that will not stop.

4.	Together we have built a strong, attractive Company worthy of this attention.

5.	The future is bright for our Company.

6.	The Board of Directors and leadership have employees’ best interests in mind as they evaluate strategic opportunities .

Talking Points

The below messages are designed to help guide your conversations with your direct reports and broader teams.

What We Announced

•

The Southwest Gas Board has authorized the review of a full range of strategic alternatives to maximize stockholder value. As part of this process, the Company will consider a range of alternatives including, but not limited to, a sale of the whole Company, a separate sale of its business units, and/or pursuing the previously disclosed spin-off of Centuri.

•	It’s important to understand that the process we announced today does not guarantee that we will end up in a transaction.

Why Now

•

Southwest Gas Holdings is financially and strategically strong and having received an indication of interest to purchase the Company, which is well in excess of Carl Icahn’s $82.50 per share tender offer, the Southwest Gas Holdings Board has authorized the review.

Timing

•	Michael J. Melarkey, Chair of the Board of Southwest Gas Holdings has stated, “…We plan to move forward expeditiously.”

What it Means for Employees:

•	The day-to-day duties of employees will not be impacted during this time.

•	Benefits and reporting structure will remain unchanged during this time as the Board and Management are reviewing strategic alternatives.

•	Our Company provides essential services, and we know you and your team will be focused on safety, reliability, quality and excellence in all that we do.

Next Steps

•	A Board committee, comprised solely of independent directors, is overseeing the process.

•	More information will be communicated to employees through this process.

This is an exciting moment in the history of our Company and would not be possible without you and our team’s hard work and dedication. Leaders like you are the backbone of our Company and your leadership is appreciated and respected by all of us. Thank you!

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 annual meeting of stockholders of Southwest Gas Holdings, Inc. (the “Company”) (the “Annual Meeting ”). In connection with the Annual Meeting, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company has furnished to its stockholders in connection with the Annual Meeting. The Company may furnish additional materials in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meetin g are being made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also may obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the Company’s website at www.swgasholdings.com.

Important Information for Investors and Stockholders: This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll -free at (877) 825-8621.

Forward-Looking Statements: This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectati ons with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward -looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the p otential for, and the impact of, a credit rating downgrade, the costs to integrate MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigati on that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 -K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10 -Q, filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation: The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and the definitive Proxy Statement on Schedule 14A filed with the SEC in connection with the Annual Meeting. Additional information regarding the interests of such potential participants is included in other relevant materials filed with the SEC.